2. Stockholders' Equity	6 Months Ended
Jun. 30, 2016
Disclosure Text Block [Abstract]
2. Stockholders' Equity

2. Stockholders' Equity

On January 15, 2016 we amended our certificate of incorporation to increase authorized capital to include 10 million shares of $.0001 par value preferred shares. No preferred shares have been issued.

Transactions in our Common Stock

Stock issued upon conversion of debt- On February 19, 2016 we issued 30,000 shares of our common stock in settlement of $15,750 in accounts payable. The settlement resulted in a loss of $9,003.

Stock issued upon completion of Regulation S Offering

We received $654,987 during the six months ended June 30, 2016 and $250,013 in Q4 of 2015 through a placement of common stock units. Each unit consists of one share of common stock and one warrant to purchase common stock. The units were sold for the offering price of $0.50 per unit. The warrants are exercisable at $1.00 and expire two years from the date of issuance. The relative fair market value of the common stock issued is $359,146 and the relative fair market value of the warrants is $415,854.

Stock Issued for Services

On February 19, 2016 we issued 1,333,333 shares of our common stock to Mr. Ng (an officer and director of the company) individually and as control person of PT Kinerja as payment for services as part of a service agreement resulting from the license agreement. The shares were valued at the closing price as of the date of the agreement ($0.9001) and resulted in full recognition of $1,200,133 in consulting services expense.

On June 15, 2016 we issued 300,000 shares of our common stock to an unrelated party as payment for a service agreement. The shares were valued at the closing price as of the date of the agreement ($0.77) and resulted in full recognition of $231,000 in consulting services expense.